UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM  8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 9, 2005

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
          (Former name, former address and former fiscal year,
                     if changed since last report)


















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Item 12. Results of Operations and Financial Condition

On May 9, 2005, Rofin-Sinar Technologies Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2005. The earnings release is furnished as Exhibit 99.1 to this current report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   May 9, 2005       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                              Chief Executive Officer, President,
                              Executive Vice President,
                              Finance and Administration, and
                              Chief Financial Officer



























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                           Exhibit Index

Exhibit Number           Description
---------------          -------------
 99.1                    Press release dated February 7, 2005, reporting the
                         Company's earnings for the first quarter ended
                         December 31, 2004.












































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